Nuveen Municipal Credit Opportunities Fund

Announces Terms of Rights Offering

CHICAGO, August 26, 2026 – Nuveen Municipal Credit Opportunities Fund (NYSE: NMCO) today announced that its Board of Trustees (the “Board”) has approved the terms of the issuance of transferable rights (“Rights”) to the holders of the Fund’s common shares (par value $.01 per share) (“Common Shares”) as of September 8, 2026 (the “Record Date”). Holders of Rights will be entitled to subscribe for additional Common Shares (the “Offer”) at a subscription price that is expected to represent a discount to the market price of the Common Shares.

After considering a number of factors, including potential benefits and costs, the Board and the Fund’s investment adviser, Nuveen Fund Advisors, LLC (the “Advisor”), have determined that the Offer will benefit both the Fund and its shareholders and increase the assets of the Fund available to take advantage of existing investment opportunities, consistent with the Fund’s investment objectives of seeking to provide shareholders with a high level of current income exempt from regular U.S. federal income tax and secondarily, to seek total return.

All expenses of the Offer will be borne by the Advisor, and not by the Fund or any of the Fund's shareholders.

The Advisor believes this is an attractive time to raise additional assets for the Fund based on several factors, including the following potential benefits:

●	Portfolio opportunities: attractive valuations in certain high yield municipal securities provide the potential to improve tax-exempt income and total return performance for all common shareholders

●	Tax-efficiency: potential to re-balance the portfolio to new opportunities without the need to sell existing portfolio positions, which may reduce taxable events for common shareholders

●	Benefit for common shareholders: the Offer is expected to provide common shareholders with an opportunity to buy new Common Shares below market price

●	Enhanced liquidity: the Offer creates the potential for increased trading volume and liquidity of Common Shares

●	Lower expense ratio: the Offer is expected to spread fixed operating costs across a larger asset base

Certain key terms of the Offer include:

●	Holders of Common Shares on the Record Date (“Record Date Shareholders”) will receive one Right for each outstanding Common Share owned on the Record Date. The Rights entitle the holders to purchase one new Common Share for every four Rights held (1-for-4).

●

The subscription price per Common Share (the “Subscription Price”) will be determined based upon a formula equal to 95% of the average of the last reported sales price of the Common Shares on the NYSE on the Expiration Date and each of the four (4) preceding trading days (the “Formula Price”). If, however, the Formula Price is less than 90% of the net asset value per Common Share at the close of trading on the NYSE on the Expiration Date, then the Subscription Price will be 90% of the Fund’s net asset value per Common Share at the close of trading on the NYSE on the Expiration Date. The Rights offering will expire at 5:00 p.m., Eastern time, on October 7, 2026 (the “Expiration Date”).

●

Record Date Shareholders who fully exercise all Rights issued to them can subscribe, subject to certain limitations and allotment, for any additional Common Shares which were not subscribed for by other holders of Rights at the Subscription Price, subject to the right of the Board to eliminate this over-subscription privilege. Investors who are not Record Date Shareholders but who otherwise acquire Rights in the secondary market are not entitled to participate in the over-subscription privilege. If these requests exceed available Common Shares, they will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund.

●

Rights are transferable and are expected to be admitted for trading on the NYSE under the symbol “NMCO RTWI” initially trading “when-issued” on September 4, 2026. The Rights are expected to begin trading with regular settlement under the symbol “NMCO RT” on or about September 10, 2026, and are expected to cease trading at the close of trading on October 6, 2026, one business day before the Offer’s Expiration Date. During this time, Record Date Shareholders may also choose to sell their Rights. There is no guarantee that a market for the Rights will develop or be maintained.

The Fund expects to declare monthly distributions payable on October 1, 2026 and November 2, 2026, with record dates of September 15, 2026 and October 1, 2026, respectively. Any Common Shares issued after such record dates as a result of the Rights offering will not be record date Common Shares for the Fund’s monthly distributions to be paid on October 1, 2026 and November 2, 2026 and will not be entitled to receive such distributions. Shares issued pursuant to the Offer will be entitled to receive the monthly distribution expected to be payable on December 1, 2026.

The Offer will be made only by means of a prospectus supplement and accompanying prospectus. The final terms of the Offer may be different from those set out above and the terms included in the prospectus supplement and accompanying prospectus will control.

The information in this press release is not complete and is subject to change. This document is not an offer to sell any securities and is not soliciting an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The Fund’s prospectus supplement and accompanying prospectus will contain this and additional information about the Fund and additional information about the Offer, and should be read carefully before investing. For further information regarding the Offer, or to obtain a prospectus supplement and the accompanying prospectus, when available, please contact the Fund’s information agent:

Georgeson LLC:

866-920-9543

Nuveen is a leading sponsor of closed-end funds (CEFs) with $54 billion in assets under management across 37 CEFs as of 30 Jun 2026. The funds offer exposure to a broad range of asset classes and are designed for income-focused investors seeking regular distributions. Nuveen has more than 35 years of experience managing CEFs.

For more information, please visit Nuveen’s CEF homepage www.nuveen.com/closed-end-funds or contact:

Financial Professionals:

800-752-8700

Investors:

800-257-8787

Media:

media-inquiries@nuveen.com

About Nuveen

Nuveen is a global investment leader, managing $1.4T in public and private assets for clients around the world, as of June 30, 2026. With broad expertise across income and alternatives, we invest in the growth of businesses, real estate, infrastructure, and natural capital, providing clients with the reliability, access, and foresight unique to our 125+ year heritage. Our prevailing perspective on the future drives our ambition to innovate and adapt our business to the changing needs of investors — all to pursue lasting performance for our clients, our communities, and our global economy. For more information, please visit www.nuveen.com.

Nuveen Securities, LLC, member FINRA and SIPC.

The information contained on the Nuveen website is not a part of this press release.

Certain statements made in this release are forward-looking statements. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements due to numerous factors. These include, but are not limited to:

●	market developments;
●	legal and regulatory developments; and
●	other additional risks and uncertainties.

You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Nuveen and the closed-end funds managed by Nuveen and its affiliates undertake no responsibility to update publicly or revise any forward-looking statements.

The annual and semi-annual reports and other regulatory filings of Nuveen closed-end funds with the Securities and Exchange Commission (“SEC”) are accessible on the SEC’s website at www.sec.gov and on Nuveen’s website at www.nuveen.com/cef and may discuss the above-mentioned or other factors that affect Nuveen closed-end funds.

Important information on risk

Past performance is no guarantee of future results. All investments carry a certain degree of risk, including the possible loss of principal, and there is no assurance that an investment will provide positive performance over any period of time. Certain products and services may not be available to all entities or persons. There is no guarantee that investment objectives will be achieved.

Closed-end funds frequently trade at a discount from net asset value (NAV). At any point in time, including when sold, shares may be worth more or less than the purchase price or the net asset value, even after considering the reinvestment of fund distributions. It is important to consider the objectives, risks, charges and expenses of any fund before investing.

5868520

###